Execution Version

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

August 10, 2021

State Street Bank and Trust Company

c/o Louis Abruzzi, SVP

State Street Global Services

One Iron Street, 5th Floor

Boston, MA 02210

Re:

SA Wellington Capital Appreciation Fund, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-Asset Fund (each, a “Fund”), series of SunAmerica Series Trust (the “Trust”)

Ladies and Gentlemen:

In accordance with Section 21 of the Master Custodian Agreement, dated as of January 18, 2006, by and between each registered investment company party thereto, including the Trust, and State Street Bank and Trust Company, the Trust hereby requests that your bank act as Custodian for each Fund under the terms of the Master Custodian Agreement. In connection with such request, attached is a revised Appendix A to the Master Custodian Agreement, dated as of the date hereof, reflecting the addition of each Fund.

Sincerely,

SUNAMERICA SERIES TRUST

By:	/S/ GREGORY R. KINGSTON
Name:	Gregory R. Kingston
Title:	Treasurer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/S/ LOUIS ABRUZZI
Name:	Louis Abruzzi
Title:	Senior Vice President

Effective Date: August 10, 2021

APPENDIX A

To the

MASTER CUSTODIAN AGREEMENT

Between

EACH REGISTERED INVESTMENT COMPANY

and

STATE STREET BANK AND TRUST COMPANY

(dated as of January 18, 2006, as amended August 10, 2021)

Anchor Series Trust

-	SA PGI Asset Allocation Portfolio
-	SA Wellington Capital Appreciation Portfolio
-	SA Wellington Government and Quality Bond Portfolio
-	SA Wellington Strategic Multi-Asset Portfolio

Seasons Series Trust

-	SA Allocation Balanced Portfolio
-	SA Allocation Growth Portfolio
-	SA Allocation Moderate Growth Portfolio
-	SA Allocation Moderate Portfolio
-	SA Columbia Focused Value Portfolio
-	SA Multi-Managed Diversified Fixed Income Portfolio
-	SA Multi-Managed Growth Portfolio
-	SA Multi-Managed Income Portfolio
-	SA Multi-Managed Income/Equity Portfolio
-	SA Multi-Managed International Equity Portfolio
-	SA Multi-Managed Large Cap Growth Portfolio
-	SA Multi-Managed Large Cap Value Portfolio
-	SA Multi-Managed Mid Cap Growth Portfolio
-	SA Multi-Managed Mid Cap Value Portfolio
-	SA Multi-Managed Moderate Growth Portfolio
-	SA Multi-Managed Small Cap Portfolio
-	SA Putnam Asset Allocation Diversified Growth Portfolio
-	SA T. Rowe Price Growth Stock Portfolio
-	SA Wellington Real Return Portfolio

SunAmerica Series Trust

-	SA AB Growth Portfolio
-	SA AB Small & Mid Cap Value Portfolio
-	SA American Funds Asset Allocation Portfolio
-	SA American Funds Global Growth Portfolio
-	SA American Funds Growth Portfolio
-	SA American Funds Growth-Income Portfolio
-	SA American Funds VCP Managed Allocation Portfolio
-	SA BlackRock Multi-Factor 70/30 Portfolio
-	SA BlackRock VCP Global Multi Asset Portfolio
-	SA Columbia Technology Portfolio
-	SA DFA Ultra Short Bond Portfolio
-	SA Emerging Markets Equity Index Portfolio

-	SA Federated Hermes Corporate Bond Portfolio
-	SA Fidelity Institutional AMSM International Growth Portfolio
-	SA Fidelity Institutional AMSM Real Estate Portfolio
-	SA Fixed Income Index Portfolio
-	SA Fixed Income Intermediate Index Portfolio
-	SA Franklin BW U.S. Large Cap Value Portfolio
-	SA Franklin Small Company Value Portfolio
-	SA Franklin Systematic U.S. Large Cap Value Portfolio
-	SA Franklin Tactical Opportunities Portfolio
-	SA Franklin U.S. Equity Smart Beta Portfolio
-	SA Global Index Allocation 60/40 Portfolio
-	SA Global Index Allocation 75/25 Portfolio
-	SA Global Index Allocation 90/10 Portfolio
-	SA Goldman Sachs Global Bond Portfolio
-	SA Goldman Sachs Multi-Asset Insights Portfolio
-	SA Index Allocation 60/40 Portfolio
-	SA Index Allocation 80/20 Portfolio
-	SA Index Allocation 90/10 Portfolio
-	SA International Index Portfolio
-	SA Invesco Growth Opportunities Portfolio
-	SA Invesco Main Street Large Cap Portfolio
-	SA Janus Focused Growth Portfolio
-	SA JPMorgan Diversified Balanced Portfolio
-	SA JPMorgan Emerging Markets Portfolio
-	SA JPMorgan Equity-Income Portfolio
-	SA JPMorgan Global Equities Portfolio
-	SA JPMorgan MFS Core Bond Portfolio
-	SA JPMorgan Mid-Cap Growth Portfolio
-	SA Large Cap Growth Index Portfolio
-	SA Large Cap Index Portfolio
-	SA Large Cap Value Index Portfolio
-	SA MFS Blue Chip Growth Portfolio
-	SA MFS® Massachusetts Investors Trust Portfolio
-	SA MFS® Total Return Portfolio
-	SA Mid Cap Index Portfolio
-	SA Morgan Stanley International Equities Portfolio
-	SA PIMCO RAE International Value Portfolio
-	SA PIMCO VCP Tactical Balanced Portfolio
-	SA PineBridge High-Yield Bond Portfolio
-	SA Putnam International Growth and Income Portfolio
-	SA Schroders VCP Global Allocation Portfolio
-	SA Small Cap Index Portfolio
-	SA T. Rowe Price Asset Allocation Growth Portfolio
-	SA T. Rowe Price VCP Balanced Portfolio
-	SA VCP Dynamic Allocation Portfolio
-	SA VCP Dynamic Strategy Portfolio
-	SA VCP Index Allocation Portfolio
-	SA Wellington Capital Appreciation Portfolio
-	SA Wellington Government and Quality Bond Portfolio
-	SA Wellington Strategic Multi-Asset Portfolio
-	SA WellsCap Aggressive Growth Portfolio

VALIC Company I

-	Aggressive Growth Lifestyle Fund
-	Asset Allocation Fund
-	Blue Chip Growth Fund
-	Capital Appreciation Fund
-	Conservative Growth Lifestyle Fund
-	Core Bond Fund
-	Dividend Value Fund
-	Dynamic Allocation Fund
-	Emerging Economies Fund
-	Global Real Estate Fund
-	Global Strategy Fund
-	Government Money Market I Fund
-	Government Securities Fund
-	Growth Fund
-	High Yield Bond Fund
-	Inflation Protected Fund
-	International Equities Index Fund
-	International Government Bond Fund
-	International Growth Fund
-	International Opportunities Fund
-	International Socially Responsible Fund
-	International Value Fund
-	Large Capital Growth Fund
-	Mid Cap Index Fund
-	Mid Cap Strategic Growth Fund
-	Mid Cap Value Fund
-	Moderate Growth Lifestyle Fund
-	Nasdaq-100® Index Fund
-	Science & Technology Fund
-	Small Cap Growth Fund
-	Small Cap Index Fund
-	Small Cap Special Values Fund
-	Small Cap Value Fund
-	Stock Index Fund
-	Systematic Core Fund
-	Systematic Value Fund
-	U.S. Socially Responsible Fund